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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                          DATE OF REPORT March 14, 2006
                        (Date of Earliest Event Reported)



                               VERINT SYSTEMS INC.
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             (Exact name of registrant as specified in its charter)


                           Commission File No. 0-15502

                Delaware                                        11-3200514
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        (State of Incorporation)                             (I.R.S. Employer
                                                            Identification No.)


330 South Service Road, Melville, New York                         11747
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 (Address of principal executive offices)                        Zip Code


       Registrant's telephone number, including area code: (631) 962-9600


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition

     On March 14, 2006, Verint Systems Inc. issued a press release announcing selected unaudited financial results for the quarter ended January 31, 2006. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

     The information contained in this Item 2.02, including the exhibit attached hereto, is furnished pursuant to Item 2.02 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section.

Item 8.01 Other Events

     On March 14, 2006, Comverse Technology, Inc., the owners of approximately 57% of Verint's outstanding common stock, announced the creation of a special committee of the Comverse Board of Directors composed of outside directors to review matters relating to grants of Comverse stock options including, but not limited to, the accuracy of the stated dates of Comverse option grants and whether Comverse followed all proper corporate procedures. The work of this Comverse special committee does not include a review of Verint's practices and procedures with respect to its own option program.

     Prior to May 2002, Verint was a wholly-owned subsidiary of Comverse and, as a result, during this period certain Verint employees received options to purchase Comverse common stock. The outcome of Comverse's review may require Verint to record charges for Comverse stock options granted to Verint employees when Verint was wholly-owned by Comverse. The Company believes that the review by the Comverse special committee will have no impact on Verint's historical revenue and operating cashflow. The Company cautions that investors should not make assumptions about the cost of sales, gross margin, operating expenses, income from operations, net income, earnings per share or other financial statement items that may be affected by expenses associated with the granting of Comverse options to Verint employees.

     The Company will release full results for the fourth quarter and year ended January 31, 2006 as soon as practicable after the determination of whether any restatement of the Company's historical financial statements is required.

     Note: Certain statements in this Current Report on Form 8-K concerning Verint's future revenues, earnings per share, results or prospects are "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. There can be no assurances that forward-looking statements will be achieved, and actual results could differ materially from forecasts and estimates. Important risks, uncertainties and other important factors that could cause actual results to differ materially include, among others: potential impact on Verint's financial results as a result of Comverse's creation of a special committee of the Board of Directors of Comverse to review matters relating to grants of Comverse stock options, including but not limited to, the accuracy of the stated dates of Comverse option grants and whether Comverse followed all of its proper corporate procedures and the results of the Comverse special committee's review; introducing quality products on a timely basis that satisfy customer requirements and achieve market acceptance; lengthy and variable sales cycles create difficulty in forecasting the timing of revenue; integrating the business and personnel of CM Insight; risks associated with significant foreign operations, including fluctuations in foreign currency

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exchange rates; aggressive competition in all of Verint's markets, which creates pricing pressure; integrating the business and personnel of MultiVision, including implementation of adequate internal controls; managing our expansion in the Asia Pacific region; risks that Verint's intellectual property rights may not be adequate to protect its business or that others may claim that Verint infringes upon their intellectual property rights; risks associated with integrating the business and employees of Opus and RP Sicherheissysteme GMBH; risks associated with Verint's ability to retain existing personnel and recruit and retain qualified personnel in all geographies in which Verint operates; decline in information technology spending; changes in the demand for Verint's products; challenges in increasing gross margins; risks associated with changes in the competitive or regulatory environment in which Verint operates;
dependence on government contracts; expected increase in Verint's effective tax rate; perception that Verint improperly handles sensitive or confidential information; inability to maintain relationships with value added resellers and systems integrators; difficulty of improving Verint's infrastructure in order to be able to continue to grow; risks associated with Comverse Technology, Inc. controlling Verint's business and affairs; and other risks described in filings with the Securities and Exchange Commission. All documents are available through the SEC's Electronic Data Gathering Analysis and Retrieval system (EDGAR) at www.sec.gov or from Verint's website at www.verint.com. Verint makes no commitment to revise or update any forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

     (d) Exhibits.

     Exhibit No.     Description
     -----------     -----------

     99.1            Press Release of Verint Systems Inc., dated March 14, 2006.








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                                   SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           VERINT SYSTEMS INC.

                                           By: /s/ Igal Nissim
                                               ---------------------------------
                                               Name: Igal Nissim
                                               Title: Chief Financial Officer



Dated: March 14, 2006







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                                  EXHIBIT INDEX



Exhibit No.                             Description
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99.1            Press Release of Verint Systems Inc., dated March 14, 2006.